                                                                     Exhibit 7.3




                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                        Effective Date of August 1, 1997

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                              (Richmond, Virginia)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             (Hartford, Connecticut)

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                     between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                              (Richmond, Virginia)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             (Hartford, Connecticut)

                                      INDEX

                                                      ARTICLE   PAGE
                                                      -------   ----
Access to Records                                        XII      6
Amounts at Risk                                           II      1
Arbitration                                             XVII      8
Automatic Excess Reinsurance                             III      2
Claims                                                   VII      4
Currency                                                 XIV      7
DAC Tax Regulation Election                            XVIII      9
Delays, Errors, or Omissions                            XIII      7
Effective Date; Term and Termination                     XIX     10
Extra Contractual Obligations                             IX      5
Hold Harmless                                             XV      7
Insolvency                                               XVI      8
Liability of Connecticut General                          IV      2
Litigation                                                 X      6
Notices                                                   XX     12
Offset                                                    XI      6
Parties to the Agreement                                   I      1
Premium Accounting                                        VI      3
Reinsurance Premiums                                       V      2
Reserves                                                VIII      5

                                    SCHEDULES

          A    Maximum Limits of Reinsurance in Connecticut General
          B    Policy Forms and Funds Subject to this Reinsurance Agreement
          C    Limits and Rules of Life Of Virginia
          D    Reinsurance Premium Rates and Calculation Criteria
          E    Monthly Reporting Format

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                         (hereinafter called Agreement)

                                     between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                      (hereinafter called Life of Virginia)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
          (hereinafter called Connecticut General or CIGNA Reinsurance)

It is agreed by the two companies as follows:

                      ARTICLE I - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of Life of Virginia and Connecticut General. This Agreement shall not and is not intended to create any right or interest in any third party and shall not and is not intended to create any legal relationship between either party and any third party, including, without limitation, annuitants, insureds, certificate holders, employees, dependents, beneficiaries, policy owners, applicants or assignees under any policy or contract issued by Life of Virginia.

                          ARTICLE II - AMOUNTS AT RISK

A. This Agreement provides permanent coverage for fifty (50) percent of all new issues of Life of Virginia's Commonwealth VA Plus product on forms and funds as identified in Schedule B written by Life of Virginia from the effective date of this Agreement through July 31, 2000, unless terminated pursuant to article XIX. The reinsurance death benefit payable by Connecticut General upon the death of the Annuitant is the excess of the guaranteed minimum death benefit over the contract value as defined in the variable annuity contracts and funds listed in Schedule B. At issue, the guaranteed minimum death benefit is equal to the initial contract value. Refer to Schedule A for a detailed description of the guaranteed minimum death benefit.

B. The contract value represents the Annuitant's invested assets in the funds in Schedule B as it appears in the records of Life of Virginia before application of any surrender charges, on any given date.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                   ARTICLE III - AUTOMATIC EXCESS REINSURANCE

A. On and after the Effective Date of this Agreement, subject to the limit of Connecticut General's liability set forth in Schedule A and all other terms, conditions and limitations set forth in this Agreement and the Schedules attached to and made a part hereof, Life of Virginia shall cede and Connecticut General shall accept fifty (50) percent of Life of Virginia's guaranteed death benefit liability under the Variable Annuity Contracts, as described in Article II A.

B. This Agreement covers only fifty (50) percent of Life of Virginia's liability for claims paid under Variable Annuity Contracts written on forms and investment in funds which were reviewed by Connecticut General prior to their issuance. Forms, as supplemented by additional materials, and funds available as of the date of this Agreement are listed on Schedule B. If Life of Virginia intends to cede to Connecticut General liability with respect to a new form or fund, or a revised version of an approved form or fund, it must provide to Connecticut General written notice of such intention together with a copy of the proposed form, fund or revision, and a revised Schedule B.

C. Life of Virginia shall provide written notice to Connecticut General of any changes in its published limits and rules identified on Schedule C, and Connecticut General shall have no liability pursuant to revised limits and rules unless and until Connecticut General provides written notice to Life of Virginia that such revised limits and rules are acceptable.

                  ARTICLE IV - LIABILITY OF CONNECTICUT GENERAL

Connecticut General's liability for reinsurance under this Agreement shall follow that of Life of Virginia in every case, and be subject in all respects to the general stipulations, terms, clauses, conditions, waivers and modifications of the Variable Annuity Contracts.

In no event shall Connecticut General have any reinsurance liability unless the Variable Annuity Contract issued by Life of Virginia is in force and the underwriting and issuance of coverage by Life of Virginia constitutes the doing of business in a state of the United States of America in which Life of Virginia was properly licensed and authorized to do business at the time the contract was issued.

                        ARTICLE V - REINSURANCE PREMIUMS

Premiums for reinsurance subject to the terms and conditions of this Agreement shall be paid on a monthly basis. Such premiums shall be determined by the application of the basis points (bps) set forth in Schedule D to the amount of reinsurance coverage provided for each annuity insured by Life of Virginia as calculated based on the criteria defined in Schedule D.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                         ARTICLE VI - PREMIUM ACCOUNTING

A. Reinsurance premiums shall be paid on a monthly basis. On or before the Due Date (as defined in Paragraph B), Life of Virginia shall forward to Connecticut General its statement of account as set forth in Schedule E together with its remittance for the net amount due as shown therein as well as any premium adjustments from the prior month. If the statement shows a balance due Life of Virginia, Reinsurer shall remit that amount to Life of Virginia on or before the Remittance Date (the date occurring thirty days after the Due Date). All outstanding balances due and unpaid beyond the Remittance Date shall be subject to an annual interest charge on the unpaid balance from the Due Date as specified in this Article to the date of payment.

B. For the purposes of this Agreement the Due Date for Reinsurer's receipt of the statement of account and premium due is the twentieth (20th) day following the close of any reporting period. The payment of reinsurance premiums in accordance with the provisions herein shall be a condition precedent to the liability of Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not received by Reinsurer as of the Due Date following the close of the reporting period in which they fall due, Reinsurer will notify Life of Virginia that such premiums are due and unpaid, and Life of Virginia will remit the premium on or before the Remittance Date. In the event that the premiums are not paid by the Remittance Date, Reinsurer shall have the right to give Life of Virginia notice of termination of such reinsurance immediately.

C. Whether or not Reinsurer exercises its right to terminate the reinsurance as specified in the preceding paragraph, all such outstanding premiums shall be subject to an annual interest charge on the unpaid balance from the Due Date to the date of payment. Such interest charge shall be at the three (3) month LIBOR Rate (as published in the Wall Street Journal), plus .01, determined on the first business day following the end of the 60 day notice period. The settlement is considered overdue at the end of the 60 day notice period and interest shall commence from the overdue date.

D. If reinsurance is terminated as provided in paragraph B, and if all reinsurance premiums in default and any additional charge due in accordance with paragraph B, including such premiums and charges which may become in default are not paid by the Remittance Date, Reinsurer shall thereupon be relieved automatically of future liability under all reinsurance for which premiums and other charges remain unpaid. New and existing Reinsurance for which premiums subsequently fall due will terminate automatically if reinsurance premiums are not paid when due as provided in paragraph B of this Article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums and other charges in arrears; but in the event of such reinstatement, Reinsurer shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

E. Not withstanding termination of reinsurance as provided herein, Life of Virginia shall continue to be liable to Reinsurer for all unpaid reinsurance premiums earned by Reinsurer under this Agreement. Such premiums are subject to an annual interest charge as specified in paragraph C above.

                              ARTICLE VII - CLAIMS

Life of Virginia is solely responsible for payment of its claims under the Policies and underlying variable annuity contracts identified on Schedule B.

Life of Virginia shall provide written notice to Connecticut General of any Claim which may impact the reinsurance coverage under this Agreement, including but not limited to Life of Virginia's intent to contest or deny a claim, within thirty (30) calendar days of receipt of notification of Claim. Life of Virginia shall also provide prompt notice to Connecticut General of all subsequent significant developments relating to such Claim. Inadvertent oversight or omission in the provision of such notice shall not relieve Connecticut General of liability provided Life of Virginia informs Connecticut General of such oversight or omission promptly upon its discovery.

Life of Virginia shall provide Connecticut General with proof of claim, proof of claim payment and any other claim documentation requested by Connecticut General in accordance with Schedule E. Payment of reinsurance shall be made by Connecticut General in one sum regardless of the method of payment by Life of Virginia and within thirty (30) calendar days following receipt of required claim documentation.

Life of Virginia shall notify Connecticut General of its intention to contest or deny a claim which may involve the reinsurance coverage under this Agreement before any notice of contest or denial is provided to the claimant. Connecticut General shall then have thirty (30) calendar days within which to advise Life of Virginia whether it agrees that the claim should be contested or denied. If Connecticut General does not agree that the claim should be contested or denied, then it shall pay to Life of Virginia the full amount of the reinsurance on the risk reinsured, as set forth in this Agreement, and Connecticut General shall have no further obligation in respect to such claim. If Connecticut General agrees that the claim should be contested or denied, then Connecticut General shall pay its share of the following in accordance with its share of liability as set forth in this Agreement:

     . Expenses incurred by Life of Virginia in investigating, contesting litigating or otherwise resisting the Claim, excluding salaries and expenses of employees, officers and agents of Life of Virginia and ordinary expenses of Life of Virginia, and costs of third party administrators acting on behalf of Life of Virginia; and

     .    Interest which is paid by Life of Virginia in respect of the Claim.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

If the denial of a Claim results in an award verdict or judgment against Life of Virginia, where Connecticut General has agreed with the claim denial and Life of Virginia intends to appeal the verdict or judgment, written notice of the intention to appeal shall be provided to Connecticut General. Connecticut General shall be entitled at that time to pay its share of the judgment, together with any expenses and interest as set forth above, and to have no further obligation in connection with such Claim. If Connecticut General does not pay its share of the judgment and any expenses and interest due at that time, Connecticut General shall pay its share of the expenses associated with the appeal of the judgment or verdict, together with its share of any additional interest charges that may accrue during the appeal.

                             ARTICLE VIII - RESERVES

The reserve held by Connecticut General for reinsurance of the variable annuity death benefit will be determined in accordance with the NAIC Actuarial Guideline XXXIV, but in no event less than the recognized statutory required reserve. If at any time, the statutory requirements as mandated by Connecticut Insurance Department include a one-third drop, Connecticut General will hold these reserves in exchange for an extra charge as defined in Schedule D.

                   ARTICLE IX - EXTRA CONTRACTUAL OBLIGATIONS

A. In no event shall Connecticut General be liable for extra contractual damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) which are awarded against Life of Virginia as a result of an act, omission or course of conduct by Life of Virginia in connection with policies subject to this Agreement, unless Connecticut General shall have received notice in writing of and concurred with the actions taken or not taken by Life of Virginia which led to its liability, in which case Connecticut General shall pay its share of such liability. For this purpose, Connecticut General's share shall be proportionate with its risk under the business reinsured hereunder.

B.   The following definitions shall apply:

     (1) Punitive damages and Exemplary damages are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute.

     (2) Statutory penalties are those amounts which are awarded as a penalty but fixed in amount by statute.

     (3) Compensatory damages are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty nor fixed in amount by statute.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                             ARTICLE X - LITIGATION

In the event of any action brought against Life of Virginia under any Underlying Annuity Contract that is subject to the terms and conditions of this Agreement, Life of Virginia shall provide a copy of such action and written notice of such action within ten (10) business days to Connecticut General. If Connecticut General is a party to action brought against Life of Virginia, Life of Virginia shall seek agreement by Connecticut General on the selection and appointment of local counsel to represent Life of Virginia in such action.

                               ARTICLE XI - OFFSET

Either party shall have, and may exercise at any time and from time to time, the right to offset any balance or amounts whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Agreement. However, in the event of insolvency of Life of Virginia subject to the provisions of Article XVI, offset shall only be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.

                         ARTICLE XII - ACCESS TO RECORDS

Connecticut General, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of Life of Virginia, including the right to photocopy and retain copies of such documents, which pertain in any way to this reinsurance. The right of access shall survive the termination of this Agreement.

Life of Virginia and Connecticut General may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such confidential information in the strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by each of them or by any of its employees to third parties of any kind, other than attorneys, accountants, other consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that such party protects its own proprietary or confidential information of like kind which shall be at least a reasonable manner. "Confidential information" means any information which (1) is not generally available to or known by the public, or (2) has not been lawfully obtained or developed by either party independently and not in violation of this Agreement or from any source other than the other party, provided that such source is not bound by a duty of confidentiality to such other party, and which consists of:

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

A. Information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans, claims management practices; and

B. Any medical or other personal, individually identifiable information about people or business entities with whom the parties do business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plan, and each party's producers and employees.

                   ARTICLE XIII - DELAYS, ERRORS OR OMISSIONS

No accidental delay, errors or omissions on the part of Life of Virginia shall relieve Connecticut General of liability provided immediate notice of such delay, errors or omissions is provided to Connecticut General and are rectified as soon as possible after discovery. However, Connecticut General shall not be liable with respect to any reinsurance which may have been inadvertently included in the premium computation but which ought not to have been included by reason of the terms and conditions of this Agreement. It is expressly understood and agreed that if failure to comply with any terms of this Agreement is shown to be unintentional or the result of misunderstanding or oversight on the part of either party, both parties shall be restored to the position they would have occupied had no such error or oversight occurred, subject always to the correction of the error or oversight.

                             ARTICLE XIV - CURRENCY

All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency. For the purposes of this Agreement, amounts paid or received by Connecticut General in any other currency shall be converted into United States dollars at the rates of exchange on the date such transactions are entered on the books of Connecticut General.

                           ARTICLE XV - HOLD HARMLESS

A. Connecticut General shall indemnify and hold Life of Virginia harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which results from any negligence or willful misconduct of Connecticut General in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

B. Life of Virginia shall indemnify and hold Connecticut General harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company
     attorney's fees, which results from any negligence or willful misconduct of Life of Virginia in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

                            ARTICLE XVI - INSOLVENCY

In the event of insolvency of Life of Virginia, the reinsurance under this Agreement shall be payable directly by Connecticut General to Life of Virginia or to its liquidator, receiver, conservator or statutory successor on the basis of Connecticut General's liability to Life of Virginia without diminution because of the insolvency of Life of Virginia or because the liquidator, receiver, conservator or statutory successor of Life of Virginia has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Life of Virginia shall give prompt written notice to Connecticut General of the pendency of a claim against Life of Virginia within a reasonable time after such claim is filed in the receivership, conservation, insolvency or liquidation proceeding and that during the pendency of such claim, Connecticut General may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to Life of Virginia or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Connecticut General shall be chargeable, subject to the approval of the Court, against Life of Virginia as part of the expense of conservation or liquidation to the extent of a pro-rata share of the benefit which may accrue to Life of Virginia solely as a result of the defense undertaken by Connecticut General.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by Life of Virginia.

                           ARTICLE XVII - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within thirty (30) days of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

B. The arbitrators and the umpire all shall be active or retired, executive officers of insurance or reinsurance companies and the umpire shall be disinterested.

C. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

D. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys' fees, interest and punitive damages. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

E. All meetings and hearings before the arbitration panel shall take place in Hartford, Connecticut unless some other place is mutually agreed upon by both parties or ordered by the panel.

F. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

                   ARTICLE XVIII - DAC TAX REGULATION ELECTION

Connecticut General and Life of Virginia hereby agree to make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect.

The terms used in this article are defined by reference to Regulation Section 1.848-2 promulgated on December 28, 1992.

Connecticut General and Life of Virginia agree that the entity with net positive consideration for the reinsurance agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended.

Connecticut General and Life of Virginia agree to exchange information pertaining to the amount of net consideration under the reinsurance agreement each year to ensure consistency. To achieve this, Life of Virginia shall provide Connecticut General with a schedule of its calculation of the net consideration for all reinsurance agreements in force between them for a taxable year by no later than April 30 of the succeeding year. Connecticut General shall advise Life of Virginia if it disagrees with the amounts provided by no later than May 31, otherwise the amounts will be

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company
presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If Connecticut General contests Life of Virginia's calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty (30) days of the date Connecticut General submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

Connecticut General represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

               ARTICLE XIX - EFFECTIVE DATE, TERM AND TERMINATION

A. The effective date of this Agreement is August 1, 1997. This Agreement remains effective for all annuity contracts subject to this Agreement written by Life of Virginia through July 31, 2000, unless terminated pursuant to the paragraphs listed below.

B. Once each calendar year, Life of Virginia shall have the option to recapture existing contracts beginning with the twentieth (20th) anniversary of their reinsurance hereunder. Recapture must be made on an issue year basis, and no contracts can be recaptured unless all contracts with earlier issue years are recaptured.

C. Connecticut General shall have the option of terminating this Agreement for new business upon delivery of thirty (30) calendar days written notice to Life of Virginia, within thirty (30) days of the happening of any of the following events:

     (1)  Life of Virginia's A. M. Best rating is reduced to a "C" or lower.

     (2) Life of Virginia's domiciliary state's insurance regulators take any regulatory action potentially adversely affecting its license to conduct business, including without limitation placement on a "watch list;"

     (3) An order appointing a receiver, conservator or trustee for management of Life of Virginia is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of Life of Virginia;

     (4) Life of Virginia withdraws from or substantially reduces the active marketing of policy forms identified in Schedule B.

     (5) The Securities and Exchange Commission takes any regulatory action with respect to Life of Virginia that potentially adversely affects its conduct of business.

D. Connecticut General shall have the option of terminating this Agreement for new and existing business should Life of Virginia fail to pay premium in accordance with Article V and VI. If,

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company
     during the thirty (30) days notice period, Connecticut General receives all premiums in arrears and all premiums which may become due within the thirty
     (30) days notice period, the notice of termination shall be deemed withdrawn. In the event of termination under this paragraph, this Agreement may be reinstated upon the written consent of Connecticut General if, at any time within sixty (60) days of termination, Life of Virginia pays and Connecticut General receives all premiums due and payable up to the date of reinstatement.

E. Life of Virginia shall have the option of terminating this Agreement for new business upon delivery of thirty (30) calendar days written notice to Connecticut General, within thirty (30) days of the happening of any of the following events:

     (1)  Connecticut General's A. M. Best rating is reduced to a "C" or lower;

     (2) Connecticut General is placed upon a "watch list" by its domiciliary state's insurance regulators;

     (3) An order appointing a receiver, conservator or trustee for management of Connecticut General is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of Connecticut General;

F. If this Agreement is terminated for new and existing business, Connecticut General shall be relieved of all liability to Life of Virginia for claims incurred following the termination date of this Agreement under such underlying annuity contracts issued by Life of Virginia; and,

G. If this Agreement is terminated for new business only, Connecticut General will remain liable, after termination, in accordance with the terms and conditions of this Agreement, with respect to all reinsurance effective prior to termination of the Agreement for new business.

H. Both parties shall continue to be entitled to all offset credits provided by Article XI up to the effective date of termination.

I. Life of Virginia shall not have the right to assign or transfer any portion of the rights, duties and obligations of Life of Virginia under the terms and conditions of this Agreement without the written approval of Connecticut General, which shall not be unreasonably withheld.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                              ARTICLE XX - NOTICES

All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via facsimile, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

           John G. Metz                                 Phone No. (804) 281-6327
           Vice President                               Fax No. (804) 281-6916
           The Life Insurance Company of Virginia
           6610 West Broad Street, P.O. Box 27601
           Richmond, VA 23261

           Inger S. Harrington, FSA                     Phone No. 860.726.4516
           Assistant Vice President and Actuary         Fax No. 860.726.3153
           CIGNA Reinsurance
           800 Cottage Grove Road
           Hartford, CT 06152-4026

Notice shall be deemed given on the date it is received in the mail or sent via facsimile in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire contract between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. Either party may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by both parties.

In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

                                      THE LIFE INSURANCE COMPANY OF VIRGINIA


                                      By: /s/ Illegible
                                          --------------------------------------
                                      Date: April 21, 1998


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                      By: /s/ Illegible
                                          --------------------------------------
                                      Date: April 15, 1998

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE A

              Maximum Limits of Reinsurance in Connecticut General

Connecticut General requires prior notification of any annuity purchase in excess of $5,000,000.00 per annuitant/owner. Upon receipt of such notification, Connecticut General then has the obligation to notify Life of Virginia within 15 days of its decision to accept or not accept the reinsurance risk for such an annuity purchase. Should Connecticut General not respond within 15 days, it shall be deemed that Connecticut General does not agree to accept such risk.

The purchase amount is the sum of all premium contributions less withdrawals in the contract. For purchase amounts in excess of the maximum, Connecticut General's death benefit liability will be reduced by the ratio of purchase amounts in excess of the maximum to the total purchase amounts.

                        Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit (GMDB) reinsured hereunder is as follows:

Standard Annuity GMDB, sometimes referred to as Six Year Ratchet, will be the greater of (1) the minimum death benefit described below; or (2) the Account Value on the date Life of Virginia received due proof of death of the Annuitant. During the first six policy years, or if the Annuitant was age 81 or older on the policy date, the minimum death benefit is the total of premiums paid, less adjustments for any partial surrenders. During any subsequent six year period if the Annuitant was age 80 or younger on the policy date, the minimum death benefit on the last day of the previous six year period, plus any premiums paid since that day, less adjustments for any partial surrenders since that day.

The following options will be available at issue if the Annuitant is age 75 or younger and either Rider may be purchased with the Contract, but not both Riders. A Rider may be cancelled at any time, effective at next policy anniversary; however, if cancelled, the Rider may not be subsequently added. If any of the following elective death benefit options are purchased, the GMDB may include the following:

Elective GMDB Rider, sometimes referred to as Six Percent Roll-Up, will be the greater of; (1) the Six Year Ratchet, and (2) the greater of (A) the GMDB, and
(B) the Account Value of the Policy on the date Life of Virginia receives proof of the Annuitant's death, or, if later the date of the request. The GMDB is, on the policy date, equal to the premium paid. At the end of each

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE A
valuation period after such date, the GMDB is the lesser of: (1) the total of all premiums received, multiplied by two, less the amount of any partial surrenders made prior to or during that valuation period; or (2) the GMDB at the end of the preceding valuation period, increased as specified below, plus any additional premium payments during the current valuation period and less any partial surrenders plus their applicable surrender charges during the current valuation period. The amount of the increase for the valuation period will be calculated by applying a factor to the GMDB at the end of the preceding valuation period. Until the anniversary on which the Annuitant attains age 80, the factor is determined for each valuation period at an effective annual rate of six (6) percent.

Elective Optional Death Benefit Rider, sometimes referred to as the Annual Step-Up benefit, is the greater of: (1) the Six Year Ratchet and (2) the minimum death benefit, which, during the first policy year, the minimum death benefit is the total of premiums paid, adjusted for any partial surrenders. After the first policy year and until the policy anniversary immediately preceding the Annuitant's 81st birthday, the minimum death benefit is the policy's greatest death benefit on any previous p9olicy anniversary, plus the total premium payments made since that date, less adjustments for any partial surrenders taken since that date. Beginning on the policy anniversary immediately preceding the Annuitant's 81st birthday, the minimum death benefit is the policy's minimum death benefit on that date, plus the total premium payments made since that date, less adjustments for any partial surrenders taken since that date.

Additional Enhancement Benefit, sometimes referred to as Enhanced Benefit, will be the greatest of the Standard Annuity GMDB (the Six Year Ratchet) described above, the Elective GMDB Rider (Six Year Ratchet and Six Percent Roll-Up) described above, and the Elective Optional Death Benefit Rider (the Annual Step-Up benefit) described above.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE A

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*             Policy Description                               Date
-----------              ------------------                               ----
P1143 4/94               Separate Account 4                               5/1/97
(F.13739)                Flexible Premium Variable Deferred
                         Annuity Policy "Commonwealth VA Plus"

P1143 4/94               Supplement dated July 16, 1997                   8/1/97

P5115                    Supplement Dated July 25, 1997                   8/1/97

* Includes all state variations

                                Fund Description

Variable Insurance Products Fund            Janus Aspen Series
VIP Equity-Income Portfolio                 Growth Portfolio
VIP Overseas Portfolio                      Aggressive Growth Portfolio
                                            Worldwide Growth Portfolio
Variable Insurance Products Fund II         International Growth Portfolio
VIP Asset Manager Portfolio                 Balanced Portfolio
VIP Contrafund Portfolio                    Flexible Income Portfolio
                                            Capital Appreciation Portfolio
GE Investments Funds, Inc.
Money Market Fund                           Federated Insurance Series
Government Securities Fund                  Federated Utility Fund II
S&P 500 Index Fund                          Federated High Income Bond Fund II
Total Return Fund                           Federated American Leaders Fund II
International Equity Fund
Real Estate Securities Fund                 The Alger American Fund
Global Income Fund                          Alger American Small Capitalization
                                            Portfolio
Value Equity Fund                           Alger American Growth Portfolio

Oppenheimer Variable Account Funds          PBHG Insurance Series Fund, Inc.
Oppenheimer High Income Fund                Growth II Portfolio
Oppenheimer Bond Fund                       Large Cap Growth Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund                     Variable Insurance Products Fund III
Oppenheimer Multiple Strategies Fund        VIP Growth & Income Portfolio
                                            VIP Growth Opportunities Portfolio

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE B

                                   SCHEDULE C

                      Limits and Rules of Life of Virginia

1) Life of Virginia will determine the Guaranteed Minimum Death Benefit for each deceased within seven (7) working days of receiving due proof of death.

2) The minimum initial purchase payment is $5,000. Additional premium payments of at least $500 for Non-Qualified Policies of $100 for Qualified Policies or $50 for IRA Policies may be made any time before Income Payments begin.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE C

                                   SCHEDULE D
                              Reinsurance Premiums

     1. The reinsurance premiums shall be based on the Annuitant's age at the end of each month. Life of Virginia shall determine the Annuitant's age at the time it prepares the monthly exposure data submission for the variable annuity guaranteed death benefit, as set forth in Schedule E, attached hereto.

     2. The Adjusted Aggregate Contract Value is the sum of the contract values in all of Life of Virginia's variable annuities subject to this Agreement, minus contract values attributable to amounts in excess of the maximum purchase amounts listed in Schedule A.

     3. The amount at risk each month will be calculated as the reinsurance death benefit for each variable annuity contract covered under this agreement. For determining the amount at risk, the guaranteed minimum death benefit and the contract value are calculated as the average of the values at the end of the current month and the end of the prior month. The amount at risk cannot fall below zero

     4. Subject to the funds set forth in Schedule B, the premium over each calendar month will be equivalent to fifty (50) percent of the Age Adjusted Aggregate Contract Values times:

          A. Monthly, 0.467 basis points for the Standard Annuity GMDB (5.6 bps annually) for all attained ages for the Six Year Ratchet product and 1.2 basis points (14.4 bps annually) for issues with an attained age greater than 80 for the Six Year Ratchet benefit; however,

               1. Where the Elective GMDB Rider is selected, the premium over each calendar month for all ages will be at least equivalent to the Age Adjusted Aggregate Contract Values times 1.667 basis points (20.0 bps annually) for the greater of the Six Year Ratchet and 6% Roll-Up benefit;

               2. Where the Elective Optional Death Benefit Rider is selected, the premium over each calendar month for all ages will be at least equivalent to the Age Adjusted Aggregate Contract Value times 1.083 basis points (13 bps annually) for the Annual Step-Up benefit;

               3. Where the Additional Enhancement Benefit is elected, the premium over each calendar month for all ages will be at least equivalent to the Age Adjusted Aggregate Contract Values times 2.167 basis points (26.0 bps annually) for the greatest of the Six Year Ratchet; Six Year Ratchet and 6% Roll-Up Option; or the Six Year Ratchet with Annual Ratchet Rider, sometimes referred to as the Enhanced Benefit.

     5. All reinsurance premium rates, regardless of GMDB selection, assume a dollar-for-dollar reduction in death benefits for partial withdrawals from Account Value.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE D

                                   SCHEDULE E

                            Monthly Reporting Format

1. Following the end of each calendar month, the Monthly Input Page, Fund/Exposure-Based exhibit (Schedule E-1) and the Monthly Transaction Summaries (Schedule E-2, E-3, E-4 and E-5) or an exhibit of similar form must be prepared for each Qualified plan and Non-Qualified plan separately.

2. The tabulation should be on an Adjusted Basis, which requires omission of excess contract values due to an issue amount in excess of $5 million.

3. The tabulation is on a seriatim basis, with each contract contributing toward the totals for both exposure and aggregate contract value.

4. The tabulation is necessary to assess the correct amount at risk for accurate calculation of reinsurance premium. Life of Virginia can choose to report values a) as weighted averages during the month, or b) as of the end of the month. This election must be denoted on the submission.

5. At year end reporting, a tabulation of exposures by age and sex based on a percentage decrease in account value by fund type as specified by the NAIC must be submitted for reserve purposes.

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty Effective 8/1/97
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE E

                         VARIABLE ANNUITY DEATH BENEFIT
                               Monthly Input Page

                        -----------
     Calendar Year
                        -----------
     Reporting Month
                        -----------

               Male        Female        Male           Female        Male    Female   Male   Female
 Age Band    Exposure*   Exposure*   Annuity Value   Annuity Value   Claims   Claims   GMDB    GMDB
----------   ---------   ---------   -------------   -------------   ------   ------   ----   ------
             ---------------------------------------------------------------------------------------
    0 - 34
             ---------------------------------------------------------------------------------------
   35 - 39
             ---------------------------------------------------------------------------------------
   40 - 44
             ---------------------------------------------------------------------------------------
   45 - 49
             ---------------------------------------------------------------------------------------
   50 - 54
             ---------------------------------------------------------------------------------------
   55 - 59
             ---------------------------------------------------------------------------------------
   60 - 64
             ---------------------------------------------------------------------------------------
   65 - 69
             ---------------------------------------------------------------------------------------
   70 - 74
             ---------------------------------------------------------------------------------------
   75 - 79
             ---------------------------------------------------------------------------------------
   80 - 84
             ---------------------------------------------------------------------------------------
   85 - 89
             ---------------------------------------------------------------------------------------


             ---------------------------------------------------------------------------------------
Total 0-79
             ---------------------------------------------------------------------------------------
       80+
             ---------------------------------------------------------------------------------------

Total Male/Female

                         ---------                   -------------            ------          ------
          Total 0-79
                         ---------                   -------------            ------          ------
          Total 80+
                         ---------                   -------------            ------          ------
          Grand Total
                         ---------                   -------------            ------          ------

Please use end of the period values.

     * Exposure is defined as GMDB less Anuity Account Value, calculated on a seriatum basis and aggregated.

--------------------------------------------------------------------------------
Life Insurance Company of Virginia                             [LOGO]
CVA Plus Variable Annuity                                      CIGNA Reinsurance
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                  SCHEDULE E-1

                         VARIABLE ANNUITY DEATH BENEFIT
                           Monthly Transcation Summary

     STANDARD DEATH BENEFIT GMDB

                        -----------
     Calendar Year
                        -----------
     Reporting Month
                        -----------

Monthly Reinsurance Premium Calculation

     For All Attained Ages

                                                                     -----------
          1 Adjusted Aggregate Contract Value (BOM)
                                                                     -----------
          2 Adjusted Aggregate Contract Value (EOM)
                                                                     -----------
          3 Average Annuity Value
                                                                     -----------

          4 Monthly Fund Based Premium Rate                           0.00004667
                                                                     -----------
          5 Monthly Earned Premium
                                                                     -----------
          6 Net Premium Due
                                                                     -----------

     For Attained Ages 80 and Above

                                                                     -----------
          7 Adjusted Aggregate Contract Value (BOM)
                                                                     -----------
          8 Adjusted Aggregate Contract Value (EOM)
                                                                     -----------
          9 Average Annuity Value
                                                                     -----------

         10 Monthly Fund Based Premium Rate                          0.00012000
                                                                     -----------
         11 Monthly Earned Premium
                                                                     -----------
         12 Net Premium Due
                                                                     -----------

         13 Total Net Premium Due All Ages

     Actual Claims

                                                                     -----------
         14 Monthly Reinsurance Amount*
                                                                     -----------

     Net Transaction

                                                                     -----------
         15 Premium Due Reinsurer
                                                                     -----------
         16 Monthly Reinsurance Claims
                                                                     -----------
         17 Prior Adjustment (attach explanation)
                                                                     -----------
         18 Amount Due to (from) Reinsurer
                                                                     -----------

     * Monthly Reinsurance Amount is defined as the aggregate sum of all claims settled during a Month.

--------------------------------------------------------------------------------
Life Insurance Company of Virginia                             [LOGO]
CVA Plus Variable Annuity                                      CIGNA Reinsurance
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                  SCHEDULE E-2

                         VARIABLE ANNUITY DEATH BENEFIT
                           Monthly Transcation Summary

     ELECTIVE GMDB RIDER

                        -----------
     Calendar Year
                        -----------
     Reporting Month
                        -----------

Monthly Reinsurance Premium Calculation

                                                                     -----------
          1 Adjusted Aggregate Contract Value (BOQ)
                                                                     -----------
          2 Adjusted Aggregate Contract Value (EOQ)
                                                                     -----------
          3 Average Annuity Value [(1 +2)/2]
                                                                     -----------

          4 Monthly Fund Based Premium Rate                           0.00016667
                                                                     -----------
          5 Monthly Earned Premium [3*4]
                                                                     -----------
          6 Advanced Premium Current Month [2*4]
                                                                     -----------
          7 Net Premium Due [5+6]
                                                                     -----------

     Actual Claims

                                                                     -----------
          8 Monthly Reinsurance Amount*
                                                                     -----------

     Net Transaction

                                                                     -----------
          9 Premium Due Reinsurer [Sum 7]
                                                                     -----------
         10 Monthly Reinsurance Claims [Sum 8]
                                                                     -----------
         11 Prior Adjustment (attach explanation)
                                                                     -----------
         12 Amount Due to (from) Reinsurer [9-10+11]
                                                                     -----------

     * Monthly Reinsurance Amount is defined as the aggregate sum of all claims settled during a Month.

--------------------------------------------------------------------------------
Life Insurance Company of Virginia                             [LOGO]
CVA Plus Variable Annuity                                      CIGNA Reinsurance
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                  SCHEDULE E-3

                         VARIABLE ANNUITY DEATH BENEFIT
                           Monthly Transcation Summary

     ELECTIVE OPTIONAL GMDB RIDER

                        -----------
     Calendar Year
                        -----------
     Reporting Month
                        -----------

Monthly Reinsurance Premium Calculation

                                                                     -----------
          1  Adjusted Aggregate Contract Value (BOM)
                                                                     -----------
          2  Adjusted Aggregate Contract Value (EOM)
                                                                     -----------
          3  Average Annuity Value [(1+2)/2]
                                                                     -----------

          4  Monthly Fund Based Premium Rate                          0.00010833
                                                                     -----------
          5  Monthly Earned Premium [3*4]
                                                                     -----------
          6  Advanced Premium Current Month [2*4]
                                                                     -----------
          7  Net Premium Due [5+6]
                                                                     -----------

     Actual Claims

                                                                     -----------
          8  Monthly Reinsurance Amount*
                                                                     -----------

     Net Transaction

                                                                     -----------
          9  Premium Due Reinsurer [Sum 7]
                                                                     -----------
         10  Monthly Reinsurance Claims [Sum 8]
                                                                     -----------
         11  Prior Adjustment (attach explanation)
                                                                     -----------
         12  Amount Due to (from) Reinsurer [9-10+11]
                                                                     -----------

     * Monthly Reinsurance Amount is defined as the aggregate sum of all claims settled during a Month.

--------------------------------------------------------------------------------
Life Insurance Company of Virginia                             [LOGO]
CVA Plus Variable Annuity                                      CIGNA Reinsurance
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                  SCHEDULE E-4

                         VARIABLE ANNUITY DEATH BENEFIT
                           Monthly Transcation Summary

     ADDITIONAL ENHANCEMENT GMDB RIDER

                        -----------
     Calendar Year
                        -----------
     Reporting Month
                        -----------

Monthly Reinsurance Premium Calculation

                                                                     -----------
          1  Adjusted Aggregate Contract Value (BOM)
                                                                     -----------
          2  Adjusted Aggregate Contract Value (EOM)
                                                                     -----------
          3  Average Annuity Value [(1+2)/2]
                                                                     -----------

          4  Monthly Fund Based Premium Rate                          0.00021667
                                                                     -----------
          5  Monthly Earned Premium [3*4]
                                                                     -----------
          6  Advanced Premium Current Month [2*4]
                                                                     -----------
          7  Net Premium Due [5+6]
                                                                     -----------

     Actual Claims

                                                                     -----------
          8  Monthly Reinsurance Amount*
                                                                     -----------

     Net Transaction

                                                                     -----------
          9  Premium Due Reinsurer [Sum 7]
                                                                     -----------
         10  Monthly Reinsurance Claims [Sum 8]
                                                                     -----------
         11  Prior Adjustment (attach explanation)
                                                                     -----------
         12  Amount Due to (from) Reinsurer [9-10+11]
                                                                     -----------

     * Monthly Reinsurance Amount is defined as the aggregate sum of all claims settled during a Month.

--------------------------------------------------------------------------------
Life Insurance Company of Virginia                             [LOGO]
CVA Plus Variable Annuity                                      CIGNA Reinsurance
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                  SCHEDULE E-5

                                 AMENDMENT NO. 1

                  To the Variable Annuity Reinsurance Agreement

                                     between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. To amend Schedule B of the Agreement. Therefore, the attached Schedule B shall be substituted for the corresponding Schedule B of the Agreement.

2. All other terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to the products identified in Article II as amended.

3.   This Amendment shall be effective May 1, 1998.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                  THE LIFE INSURANCE COMPANY OF VIRGINIA


                                  By: /s/ Illegible
                                      ------------------------------------------
                                      Date: June 24, 1998


                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                  By: /s/ Illegible
                                      ------------------------------------------
                                      Date: June 14, 1998

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty
Amendment No. 1 Effective 5/1/98
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*             Policy Description                               Date
------------             -------------------------------------            ------
P1143 4/94               Separate Account 4                               5/1/97
(F.13739)                Flexible Premium Variable Deferred
                         Annuity Policy "Commonwealth VA Plus"

P1143 4/94               Supplement dated July 16, 1997                   8/1/97

P5115                    Supplement Dated July 25, 1997                   8/1/97

* Includes all state variations

                                Fund Description

Variable Insurance Products Fund            Janus Aspen Series
VIP Equity-Income Portfolio                 Growth Portfolio
VIP Overseas Portfolio                      Aggressive Growth Portfolio
                                            Worldwide Growth Portfolio
Variable Insurance Products Fund II         International Growth Portfolio
VIP Asset Manager Portfolio                 Balanced Portfolio
VIP Contrafund Portfolio                    Flexible Income Portfolio
                                            Capital Appreciation Portfolio
GE Investments Funds, Inc.
Money Market Fund                           Federated Insurance Series
Government Securities Fund                  Federated Utility Fund II
S&P 500 Index Fund                          Federated High Income Bond Fund II
Total Return Fund                           Federated American Leaders Fund II
International Equity Fund
Real Estate Securities Fund                 The Alger American Fund
Global Income Fund                          Alger American Small Capitalization
                                            Portfolio
Value Equity Fund                           Alger American Growth Portfolio
GEI US Equity

                                            PBHG Insurance Series Fund, Inc.
Oppenheimer Aggressive Growth, Formerly     Growth II Portfolio
Oppenheimer Variable Account Funds          Large Cap Growth Portfolio
Oppenheimer High Income Fund
Oppenheimer Bond Fund                       Variable Insurance Products Fund III
Oppenheimer Capital Appreciation Fund       VIP Growth & Income Portfolio
Oppenheimer Growth Fund                     VIP Growth Opportunities Portfolio
Oppenheimer Multiple Strategies Fund
                                            Goldman Sachs Fund
                                            GSF Growth and Income
                                            GSF Mid Cap Equity

--------------------------------------------------------------------------------
The Life Insurance Company of Virginia                         [LOGO]
Variable Annuity Death Benefit Reinsurance                     CIGNA Reinsurance
Commonwealth VA Plus Treaty
Amendment No.1 Effective 5/1/98
Treaty No. 103072
                                      Connecticut General Life Insurance Company

                                 AMENDMENT NO. 2

                  To the Variable Annuity Reinsurance Agreement
                        Effective Date of August 1, 1997

                                     between

                 GE LIFE AND ANNUITY ASSURANCE COMPANY (GE Life)
                (formerly THE LIFE INSURANCE COMPANY OF VIRGINIA)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. To amend Schedule B of the Agreement. Therefore, the attached Schedule B shall be substituted for the corresponding Schedule B of the Agreement.

2. To amend Article III, entitled Automatic Excess Reinsurance, of the Agreement. Therefore, the following language shall be substituted for the corresponding Article III of the Agreement:

                   ARTICLE III - AUTOMATIC EXCESS REINSURANCE

     A. On and after the Effective Date of this Agreement, subject to the limit of Connecticut General's liability set forth in Schedule A and all other terms, conditions and limitations set forth in this Agreement and the Schedules attached to and made a part hereof, GE Life shall cede and Connecticut General shall accept fifty (50) percent of GE Life's guaranteed death benefit liability under the Variable Annuity Contracts, as described in Article II A.

     B. This Agreement covers only fifty (50) percent of GE Life's liability for claims paid under Variable Annuity Contracts written on forms and investment in funds which were reviewed by Connecticut General prior to their issuance. Forms, as supplemented by additional materials, and funds available as of the date of this Agreement are listed on Schedule B. If GE Life intends to cede to Connecticut General liability with respect to a new form or fund, or a revised version of an approved form or fund, it must provide to Connecticut General written notice of such intention together with a copy of the proposed form, fund or revision. Connecticut General shall have no liability pursuant to new or revised forms or funds unless and until Connecticut General provides written notice to GE Life that such new or revised forms or funds are acceptable.

--------------------------------------------------------------------------------
GE Life and Annuity Assurance Company
Variable Annuity Death Benefit Reinsurance
Commonwealth VA Plus Treaty
Amendment No. 2 Effective 5/1/98
Treaty No. 103072

     C. GE Life shall provide written notice to Connecticut General of any changes in its published limits and rules identified on Schedule C, and Connecticut General shall have no liability pursuant to revised limits and rules unless and until Connecticut General provides written notice to GE Life that such revised limits and rules are acceptable.

3. All other terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to the products identified in Article II as amended.

4.   This Amendment shall be effective May 1, 1998.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                           GE LIFE AND ANNUITY ASSURANCE COMPANY


                                           By: /s/ Brian W. Haynes
                                               ---------------------------------
                                               Name:  Brian W. Haynes
                                               Title: Sr VP
                                               Date:  June 21, 2002


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                           By: /s/ Illegible
                                               ---------------------------------
                                               Name:  David L. Swanson
                                               Title: Illegible
                                               Date:  June 5, 2002

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GE Life and Annuity Assurance Company
Variable Annuity Death Benefit Reinsurance
Commonwealth VA Plus Treaty
Amendment No. 2 Effective 5/1/98
Treaty No. 103072

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*             Policy Description                               Date
------------             -------------------------------------            ------
P1143 4/94               Separate Account 4                               5/1/97
(F.13739)                Flexible Premium Variable Deferred
                         Annuity Policy "Commonwealth VA Plus"
P1143 4/94               Supplement dated July 16, 1997                   8/1/97
P5115                    Supplement Dated July 25, 1997                   8/1/97

* Includes all state variations

                                Fund Description

Fidelity Variable Insurance Products Fund      Janus Aspen Series
VIP Equity-Income Portfolio                    Growth Portfolio
VIP Overseas Portfolio                         Aggressive Growth Portfolio
VIP growth Portfolio                           Worldwide Growth Portfolio
                                               International Growth Portfolio
Fidelity Variable Insurance Products Fund II   Balanced Portfolio
VIP Asset Manager Portfolio                    Flexible Income Portfolio
VIP Contrafund Portfolio                       Capital Appreciation Portfolio
                                               Global Life Sciences Portfoilo
GE Investments Funds, Inc.                     Global Technology Portfolio
Money Market Fund
S&P 500 Index Fund                             Federated Insurance Series
Total Return Fund                              Federated Utility Fund II
International Equity Fund                      Federated High Income Bond Fund II
Real Estate Securities Fund                    Federated American Leaders Fund II
Global Income Fund
Mid-Cap Value Equity Fund                      The Alger American Fund
GEI US Equity                                  Alger American Small Capitalization Portfolio
Income Fund                                    Alger American Growth Portfolio
Premier Growth Equity Fund

                                               PBHG Insurance Series Fund, Inc.
Oppenheimer Variable Account Funds             Growth II Portfolio
Oppenheimer High Income Fund                   Large Cap Growth Portfolio
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund          Fidelity Variable Insurance Products Fund III
Oppenheimer Aggressive Growth Fund             VIP Growth & Income Portfolio
Oppenheimer Multiple Strategies Fund           VIP Growth Opportunities Portfolio

Salomon Brothers Variable Series Funds Inc.    Goldman Sachs Fund
Salomon Investors Fund                         GSF Growth and Income
Salomon Strategic Bond Fund                    GSF Mid Cap Equity
Salomon Total Return Fund

--------------------------------------------------------------------------------
GE Life and Annuity Assurance Company
Variable Annuity Death Benefit Reinsurance
Commonwealth VA Plus Treaty
Amendment No. 2 Effective 5/1/98
Treaty No. 103072